UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 8, 2021
Date of Report (Date of earliest event reported)

TechnipFMC plc
(Exact name of registrant as specified in its charter)

United Kingdom	001-37983	98-1283037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Hadrian House, Wincomblee Road
Newcastle Upon Tyne
United Kingdom	NE6 3PL
(Address of principal executive offices)	(Zip Code)
+44 191-295-0303
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary shares, $1.00 par value per share	FTI	New York Stock Exchange
Securities registered pursuant to Section 12(g) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events
TechnipFMC plc (the "Company") is filing this Current Report on Form 8-K solely to revise certain financial information and related disclosures included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 5, 2021 (the “2020 Form 10-K”).
On February 16, 2021, the Company completed the separation of its former Technip Energies business segment. The transaction was structured as a spin-off (the “Spin-off”), which occurred by way of a pro rata dividend (the “Distribution”) to its shareholders of 50.1 percent of the outstanding shares of Technip Energies N.V. Each shareholder of the Company received one ordinary share of Technip Energies N.V. for every five ordinary shares of the Company held at 5:00 p.m., New York City time on the record date, February 17, 2021. For all periods presented in this Form 8-K, the historical results of operations of the former Technip Energies reportable segment and its assets and liabilities have been included within discontinued operations in the Company's consolidated financial statements.
This Form 8-K is being filed solely to recast financial information to revise certain related disclosures contained in the 2020 Form 10-K to reflect the Spin-off and to reflect the retrospective changes for all periods presented. The following items of the 2020 Form 10-K are being revised (collectively, the "Revised Sections") as reflected in Exhibit 99.1 to this Current Report on Form 8-K.
•Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;
•Part II, Item 7A. Quantitative and Qualitative Disclosures about Market Risk;
•Part II, Item 8. Financial Statements and Supplementary Data; and
•Part IV, Item 15(a)(2), Financial Statement Schedule

The disclosures in the Revised Sections were updated to reflect the Company’s results as if the discontinued operations criteria for its former Technip Energies reportable segment had been met during the periods being presented. Other than Note 25 of Part II, Item 8 "Financial Statements and Supplementary Data," the Revised Sections, including Management’s Discussion and Analysis of Financial Condition and Results of Operations and the Company’s Business Outlook contained therein, do not reflect events occurring after the filing of the 2020 Form 10-K and do not modify or update the disclosures therein in any way for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than as specifically required to reflect the discontinued operations presentation. Other than the Revised Sections filed with this Current Report on Form 8-K, all other information in the 2020 Form 10-K remains unchanged and has not been otherwise updated for events occurring after the filing of the 2020 Form 10-K, and continues to speak only as of the original filing date.
More recent information, including risk factors, is contained in the Company’s quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2021 (the "Q1 Form 10-Q") and June 30, 2021 (the "Q2 Form 10-Q") and other filings made by the Company with the SEC. Such filings contain important information regarding events, developments, and updates affecting the Company and its expectations, including those that have occurred since the filing of the 2020 Form 10-K. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Q1 Form 10-Q, Q2 Form 10-Q and other filings made by the Company with the SEC subsequent to the filing of the 2020 Form 10-K.
Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.    Description

23.1    Consent of the Independent Registered Public Accounting Firm

99.1    Revised Sections of the 2020 Form 10-K

104    Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechnipFMC plc

By: /s/ Alf Melin
Dated:	September 8, 2021	Name: Alf Melin
Title: Executive Vice President and Chief Financial Officer